MARCH 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

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Franklin California Tax-Free Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin California

Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
Based on Total Long-Term Investments as of 3/31/11**

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

**Does not include short-term investments and other net assets.

This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2011.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

4 | Annual Report

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $6.99 on March 31, 2010, to $6.55 on March 31, 2011. The Fund’s Class A shares paid dividends totaling 32.53 cents per share for the reporting period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.96% based on an annualization of the 2.83 cent per share March dividend and the maximum offering price of $6.84 on March 31, 2011. An investor in the 2011 maximum combined effective federal and California personal income tax bracket of 41.21% would need to earn a distribution rate of 8.44% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary.

State Update

California’s diverse and wealthy economy, the largest contributor to the nation’s gross domestic product, recovered modestly from the Great Recession at a slower pace than the nation’s. Weak real estate markets, a high foreclosure rate and low homebuilding activity hindered a strong recovery. Although

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Annual Report | 5

California’s March 2011 unemployment rate declined from the 12.5% historical high reached in December 2010 to 12.0% in March 2011, it remained significantly higher than the 8.8% national rate.3 The state gained jobs in all sectors except government, financial activities and other services. The information, professional and business services, and mining and logging sectors posted the strongest annual growth rates. In the economic forecast included with the governor’s fiscal year 2012 budget proposal, the state projected slim job growth of 1.2% in 2011, a pace that would lag working-age population growth.4 However, the state projected job growth to accelerate in 2012 and 2013, with nonfarm jobs lost during the Great Recession to be recovered fully in the third quarter of 2016.

California enacted its fiscal year 2011 budget three months late, in October 2010. To close a more than $19 billion gap, state officials relied on optimistic revenue forecasts, higher federal aid assumptions, spending cuts, and various nonrecurring measures that included payment deferrals, loans and fund shifts.5 However, federal funds and spending cuts that failed to materialize added $5.3 billion to the state’s fiscal year 2012 budget deficit.4 In November 2010, voters passed a proposition that allowed for timelier budgets and two propositions that further limited the state’s budgetary flexibility and ability to raise revenues. On January 10, 2011, Governor Brown submitted his fiscal year 2012 budget proposal to the state legislature. To close a projected $25.4 billion deficit and build a $1 billion reserve, the governor proposed budget solutions totaling $26.4 billion that included spending cuts, revenue enhancements and inter-fund borrowing.4 The state had enacted approximately $11 billion in budget solutions when in late March Governor Brown halted negotiations with Republican legislators, due to disagreements regarding tax measures that would help close the remaining $15.4 billion budget gap without deeper cuts to schools and public safety.6

The state’s net tax-supported debt was $2,362 per capita and 5.6% of personal income, compared with the $936 and 2.5% national medians.7 Although California’s debt levels ranked among the nation’s highest, they were moderate given the state’s large budget. However, with unused voter authorizations for issuance of approximately $42.8 billion of general obligation (GO) bonds as of October 1, 2010, the state’s debt levels are likely to increase in coming years.5 Independent credit rating agency Moody’s Investors Service assigned

3. Source: Bureau of Labor Statistics.

4. Source: Edmund G. Brown, Jr., Governor, State of California, “2011-12 Governor’s Budget Summary,” 1/10/11. 5. Source: Moody’s Investors Service, “High Profile New Issue: California (State of),” 11/16/10.

6. Source: Bloomberg LP, “Brown Plans California Drive to Keep Taxes as New Cuts Loom,” 4/5/11.

7. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

6 | Annual Report

California’s various purpose GO bonds a rating of A1 with a stable outlook.8 The rating reflected the state’s wealthy economy, well-funded pension system, reliance on nonrecurring budget measures, limited financial flexibility and a political environment that makes timely and productive budget balancing decisions difficult to achieve. The outlook reflected Moody’s expectation that the state will deal with further budget balance and liquidity challenges without another major cash crisis.

Municipal Bond Market Overview

For the 12 months ended March 31, 2011, the municipal bond market posted a mild gain of 1.63% as measured by the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade municipal securities.9 The gain was noteworthy considering the same index endured a record five consecutive months of negative total returns from September 2010 through January 2011. In comparison during the same period, Treasuries returned +4.53%, according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.9

For the first six months of the reporting period municipal bond performance was robust, supported by strong investor demand and generally low interest rates resulting in part from the Federal Reserve Board’s (Fed’s) accommodative stance. The market also benefited from lower-than-normal tax-exempt issuance due to the Build America Bonds (BAB) program. The BAB program allowed municipal issuers to sell their bonds in the taxable market and take advantage of a 35% federal government subsidy for all coupon payments made on those municipal bonds. Such taxable bonds, however, are not part of the Fund’s tax-free portfolio. This subsidy enabled municipalities to borrow at significantly lower net yields than they could otherwise obtain in the traditional tax-exempt municipal bond market, which dramatically reduced the supply of new tax-exempt bonds. Of the $433 billion in issuance for the year 2010, $275 billion, or 64%, was in the form of tax-exempt municipal bonds.10 For the year 2008 (prior to the BAB program), municipal issuance totaled $390 billion, with $341 billion, or 88%, in the form of tax-exempt municipal bonds.10

November, December and January were particularly challenging months for many fixed income markets after the Fed announced its intention to implement a second round of quantitative easing (QE2) with a $600 billion bond buying

8. This does not indicate Moody’s rating of the Fund.

9. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

10. Source: Thomson Reuters.

Annual Report | 7

program. During the three-month period the BC Municipal Bond Index: Long Component, which consists of 22-year and longer municipal securities, fell 8.58%, while the BC U.S. Treasury Index: Long Component, which tracks Treasuries with 10-year or longer maturities, dipped 7.07%.9

Several factors contributed to municipal bond market weakness:

  The market seemed dissatisfied that the Fed indicated it would target bonds with maturities of 10 years or less, which contributed to a sell-off in bonds with maturities longer than 10 years.
  Some observers felt QE2 was unnecessary and might even ignite inflation, which contributed to weakness in shorter term bonds. The municipal bond market pulled back as yields generally rose. This was exacerbated as market concerns led to investor redemptions, forcing further sell-offs.
  According to the Investment Company Institute, cash flows into municipal bond mutual funds during the reporting period first turned negative the week of November 10 and worsened in following weeks.
  For most of calendar year 2010, market participants had expected the BAB program to be extended beyond 2010, and they began to anticipate a larger-than-normal supply of municipal bonds going into year-end. This belief waned, however, as Republicans took over the majority of the House of Representatives and did not propose legislation that would con- tinue the program.
  Market participants feared municipalities would concentrate their borrow- ing needs in tax-free bonds during 2011 as they no longer had the option of using BABs. During the first three months of 2011, however, tax-exempt new-issue supply in the municipal bond market was nearly 45% less than in the first three months of 2010.10
  In December, Congress enacted an extension of tax cuts for all Americans, which further reduced demand for tax-exempt municipal bonds.
  Some observers raised concerns about the ability of municipal market borrowers to meet their debt obligations. High-profile and repetitive media coverage of such comments created panic among some investors.
  However, counterarguments citing the historically low level of municipal defaults alleviated these fears somewhat.

Although the municipal bond market experienced recent, short-term volatility, we maintained a long-term perspective. In our view, the rise in yields provided us opportunities to buy high-quality, essential-use revenue and general obligation bonds at levels that may enhance the Fund’s income-earning potential.

8 | Annual Report

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund’s portfolio remains diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

Manager’s Discussion

The mixture of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Portfolio Breakdown
3/31/11

% of Total
Long-Term Investments*

Transportation	19.7%
Hospital & Health Care	19.0%
General Obligation	17.0%
Refunded	13.9%
Utilities	12.0%
Subject to Government Appropriations	7.4%
Tax-Supported	5.6%
Higher Education	2.1%
Other Revenue	1.8%
Housing	1.5%

*Does not include short-term investments and other net assets.

Annual Report | 9

Performance Summary as of 3/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-1.82%	+	14.17%	+	46.67%
Average Annual Total Return[2]		-5.99%	+	1.80%	+	3.46%
Distribution Rate[3]	4.96%
Taxable Equivalent Distribution Rate[4]	8.44%
30-Day Standardized Yield[5]	4.64%
Taxable Equivalent Yield[4]	7.89%
Total Annual Operating Expenses[6]	0.57%
Class B		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.37%	+	10.98%	+	40.02%
Average Annual Total Return[2]		-6.12%	+	1.77%	+	3.42%
Distribution Rate[3]	4.60%
Taxable Equivalent Distribution Rate[4]	7.82%
30-Day Standardized Yield[5]	4.27%
Taxable Equivalent Yield[4]	7.26%
Total Annual Operating Expenses[6]	1.13%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.37%	+	11.04%	+	38.73%
Average Annual Total Return[2]		-3.30%	+	2.12%	+	3.33%
Distribution Rate[3]	4.62%
Taxable Equivalent Distribution Rate[4]	7.86%
30-Day Standardized Yield[5]	4.27%
Taxable Equivalent Yield[4]	7.26%
Total Annual Operating Expenses[6]	1.13%
Advisor Class[7]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-1.73%	+	14.70%	+	47.72%
Average Annual Total Return[2]		-1.73%	+	2.78%	+	3.98%
Distribution Rate[3]	5.28%
Taxable Equivalent Distribution Rate[4]	8.98%
30-Day Standardized Yield[5]	4.95%
Taxable Equivalent Yield[4]	8.42%
Total Annual Operating Expenses[6]	0.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 3/31/11.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and California personal income tax rate of 41.21%, based on the federal income tax rate of 35.00%.

5. The 30-day standardized yield for the 30 days ended 3/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.41% and +3.79%.

8. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 10/1/10	Value 3/31/11	Period* 10/1/10–3/31/11
Actual	$1,000	$929.10	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.09	$2.87
Class B
Actual	$1,000	$926.40	$5.38
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.64
Class C
Actual	$1,000	$926.30	$5.43
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.69
Advisor Class
Actual	$1,000	$929.40	$2.31
Hypothetical (5% return before expenses)	$1,000	$1,022.54	$2.42

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.57%; B: 1.12%; C: 1.13%; and Advisor: 0.48%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

16 | Annual Report

Franklin California Tax-Free Income Fund

Financial Highlights

			Year Ended March 31,
Class A	2011	2010	2009	2008	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.99	$6.42	$6.99	$7.35	$7.26
Income from investment operations[a]:
Net investment income[b]	0.33	0.33	0.33	0.33	0.33
Net realized and unrealized gains (losses)	(0.44)	0.57	(0.57)	(0.37)	0.10
Total from investment operations	(0.11)	0.90	(0.24)	(0.04)	0.43
Less distributions from:
Net investment income	(0.33)	(0.33)	(0.33)	(0.32)	(0.33)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.33)	(0.33)	(0.33)	(0.32)	(0.34)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$6.55	$6.99	$6.42	$6.99	$7.35

Total return[e]	(1.82)%	14.35%	(3.56)%	(0.53)%	6.01%

Ratios to average net assets
Expenses	0.57%	0.57%	0.57%	0.57%	0.58%
Net investment income	4.73%	4.84%	4.92%	4.53%	4.52%

Supplemental data
Net assets, end of year (000’s)	$11,238,491	$12,789,616	$11,631,656	$12,803,225	$12,949,083
Portfolio turnover rate	7.41%	7.20%	11.01%	14.13%	8.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin California Tax-Free Income Fund

Financial Highlights (continued)

		Year Ended March 31,
Class B	2011	2010	2009	2008	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.99	$6.41	$6.98	$7.34	$7.26
Income from investment operations[a]:
Net investment income[b]	0.29	0.29	0.29	0.29	0.29
Net realized and unrealized gains (losses)	(0.44)	0.58	(0.57)	(0.37)	0.09
Total from investment operations	(0.15)	0.87	(0.28)	(0.08)	0.38
Less distributions from:
Net investment income	(0.29)	(0.29)	(0.29)	(0.28)	(0.29)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.29)	(0.29)	(0.29)	(0.28)	(0.30)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$6.55	$6.99	$6.41	$6.98	$7.34

Total return[e]	(2.37)%	13.87%	(4.12)%	(1.10)%	5.28%

Ratios to average net assets
Expenses	1.12%	1.13%	1.13%	1.13%	1.14%
Net investment income	4.18%	4.28%	4.36%	3.97%	3.96%

Supplemental data
Net assets, end of year (000’s)	$26,559	$75,559	$135,450	$205,192	$289,147
Portfolio turnover rate	7.41%	7.20%	11.01%	14.13%	8.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Financial Highlights (continued)

		Year Ended March 31,
Class C	2011	2010	2009	2008	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.98	$6.41	$6.98	$7.34	$7.25
Income from investment operations[a]:
Net investment income[b]	0.29	0.29	0.29	0.29	0.29
Net realized and unrealized gains (losses)	(0.44)	0.57	(0.57)	(0.37)	0.10
Total from investment operations	(0.15)	0.86	(0.28)	(0.08)	0.39
Less distributions from:
Net investment income	(0.29)	(0.29)	(0.29)	(0.28)	(0.29)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.29)	(0.29)	(0.29)	(0.28)	(0.30)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$6.54	$6.98	$6.41	$6.98	$7.34

Total return[e]	(2.37)%	13.74%	(4.11)%	(1.09)%	5.43%

Ratios to average net assets
Expenses	1.13%	1.13%	1.13%	1.13%	1.14%
Net investment income	4.17%	4.28%	4.36%	3.97%	3.96%

Supplemental data
Net assets, end of year (000’s)	$1,013,615	$1,113,728	$819,803	$750,678	$631,184
Portfolio turnover rate	7.41%	7.20%	11.01%	14.13%	8.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin California Tax-Free Income Fund

Financial Highlights (continued)

		Year Ended March 31,
Advisor Class	2011	2010	2009	2008	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.98	$6.41	$6.98	$7.34	$7.25
Income from investment operations[a]:
Net investment income[b]	0.33	0.34	0.34	0.33	0.34
Net realized and unrealized gains (losses)	(0.44)	0.57	(0.58)	(0.36)	0.10
Total from investment operations	(0.11)	0.91	(0.24)	(0.03)	0.44
Less distributions from:
Net investment income	(0.33)	(0.34)	(0.33)	(0.33)	(0.34)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.33)	(0.34)	(0.33)	(0.33)	(0.35)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$6.54	$6.98	$6.41	$6.98	$7.34

Total return	(1.73)%	14.47%	(3.49)%	(0.44)%	6.11%

Ratios to average net assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.49%
Net investment income	4.82%	4.93%	5.01%	4.62%	4.61%

Supplemental data
Net assets, end of year (000’s)	$446,360	$393,057	$223,502	$178,796	$122,456
Portfolio turnover rate	7.41%	7.20%	11.01%	14.13%	8.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011

	Principal Amount	Value
Municipal Bonds 98.2%
California 90.9%
ABAG Finance Authority for Nonprofit Corps. COP,
Butte Valley-Tulelake Rural Health, California Mortgage Insured, 6.65%, 10/01/22	$635,000	$636,042
Episcopal Home Foundation, Refunding, 5.125%, 7/01/13	6,000,000	6,016,800
Episcopal Home Foundation, Refunding, 5.125%, 7/01/18	20,625,000	20,635,312
Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30	4,225,000	4,229,056
Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24	5,525,000	5,539,034
Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23	5,000,000	5,000,050
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments, Series A,
5.45%, 4/01/39	5,500,000	4,707,230
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 6.125%, 5/15/40	17,635,000	16,384,678
San Diego Hospital Assn., Series C, 5.375%, 3/01/21	5,000,000	5,044,500
San Diego Hospital Assn., Sharp Healthcare, 6.25%, 8/01/39	17,500,000	17,201,625
St. Rose Hospital, Series A, California Mortgage Insured, 5.625%, 5/15/29	9,050,000	8,658,407
St. Rose Hospital, Series A, California Mortgage Insured, 6.00%, 5/15/29	8,620,000	8,600,519
ABAG Revenue Tax Allocation, RDA Pool, Series A6, AGMC Insured, 5.375%, 12/15/25	445,000	445,013
ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
AGMC Insured, 5.30%, 10/01/21	5,450,000	5,451,744
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn.,
10/01/29	20,000,000	4,565,600
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn.,
10/01/30	41,665,000	8,585,490
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn. to
10/01/12, 5.30% thereafter, 10/01/22	81,685,000	68,090,982
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn. to
10/01/12, 5.30% thereafter, 10/01/23	70,015,000	57,172,149
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn. to
10/01/12, 5.40% thereafter, 10/01/24	43,770,000	35,506,662
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn. to
10/01/12, 5.45% thereafter, 10/01/25	32,960,000	26,314,605
senior lien, Series A, NATL Insured, 5.00%, 10/01/29	24,490,000	21,489,730
Alameda County COP, Alameda County Medical Center Project, NATL Insured, ETM,
5.00%, 6/01/23	19,195,000	19,248,746
5.30%, 6/01/26	7,000,000	7,020,510
5.00%, 6/01/28	8,925,000	8,949,008
Alhambra USD, GO, Election of 2004, Series A, NATL RE, FGIC Insured, 5.00%,
8/01/29	13,025,000	12,993,089
Alvord USD, GO, Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	11,625,000	10,583,167
Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements Project, Series C,
AGMC Insured, zero cpn.,
9/01/24	26,855,000	11,304,075
9/01/26	29,430,000	10,299,028
9/01/27	22,860,000	7,368,921
9/01/28	14,425,000	4,273,406
9/01/29	24,810,000	6,747,328
9/01/32	13,665,000	2,759,237
9/01/33	37,070,000	6,832,742
9/01/34	24,970,000	4,197,457
3/01/37	16,080,000	2,187,684
		Annual Report | 21

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Anaheim PFAR, Distribution System, second lien, NATL Insured, 5.00%,
10/01/29	$4,325,000	$4,090,369
10/01/34	5,500,000	5,132,875
Anaheim UHSD, GO, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	8,570,000	3,200,809
Antelope Valley Community College District GO, Election of 2004, Series B, NATL Insured,
5.25%, 8/01/39	14,900,000	14,202,978
Azusa RDA Tax Allocation, Series B, 7.00%, 8/01/38	8,420,000	8,342,957
Bakersfield City School District GO, Series A, AGMC Insured, 5.00%, 11/01/31	8,390,000	8,273,043
Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19	4,065,000	4,064,350
Baldwin Park USD, GO, Capital Appreciation, Election of 2006, AGMC Insured, zero cpn.,
8/01/36	11,410,000	1,794,451
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
Refunding, Series F, 5.00%, 4/01/31	101,435,000	100,297,914
Refunding, Series F-1, 5.00%, 4/01/39	81,800,000	75,662,546
Refunding, Series F-1, 5.50%, 4/01/43	18,000,000	18,113,940
Refunding, Series F-1, 5.125%, 4/01/47	53,585,000	50,850,557
Sub Series S-2, 5.00%, 10/01/50	75,000,000	65,812,500
Bell GO, Election of 2003, NATL Insured, 5.00%, 8/01/34	5,195,000	3,668,293
Belmont-Redwood Shores School District GO, Election of 2005, Series A, AGMC Insured,
5.00%, 8/01/32	10,000,000	9,934,500
Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/30	8,590,000	8,716,015
Bonita USD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/27	5,100,000	5,116,677
Brentwood 1915 Act Revenue, Infrastructure Financing, Reassessment, Refunding, Series A,
AGMC Insured, 5.80%, 9/02/17	4,565,000	4,579,699
Calexico USD, GO, NATL Insured, Pre-Refunded, 5.25%, 8/01/33	4,285,000	4,878,558
California County Tobacco Securitization Agency Tobacco Revenue,
Asset-Backed, Alameda County, 5.875%, 6/01/35	7,500,000	5,892,525
Asset-Backed, Golden Gate Corp., Series A, Pre-Refunded, 6.00%, 6/01/43	10,000,000	10,629,200
Asset-Backed, Kern County Corp., Series A, 6.125%, 6/01/43	28,135,000	21,076,210
Asset-Backed, Kern County Corp., Series B, 6.25%, 6/01/37	19,460,000	15,765,519
Asset-Backed, Merced Funding Corp., Series A, Pre-Refunded, 5.875%, 6/01/43	10,235,000	10,876,632
Asset-Backed, Stanislaus Funding, Series A, 5.875%, 6/01/43	8,690,000	6,269,314
Tobacco Settlement Asset-Backed, Gold Country Settlement Funding Corp., Pre-Refunded,
6.00%, 6/01/38	10,000,000	10,647,300
California Educational Facilities Authority Revenue,
Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/26	7,620,000	2,814,295
Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/27	7,365,000	2,490,475
Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/28	4,120,000	1,312,261
Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/30	5,685,000	1,453,996
Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/31	7,615,000	1,827,828
Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/32	7,615,000	1,629,838
Occidental College, Refunding, Series A, NATL Insured, 5.00%, 10/01/36	7,275,000	6,741,961
Pepperdine University, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35	7,720,000	7,160,146
Santa Clara University, Refunding, AMBAC Insured, zero cpn., 9/01/26	5,800,000	2,210,032
Stanford University, Refunding, Series O, 5.125%, 1/01/31	15,750,000	15,756,615

22 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Annual Report | 23

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
California HFAR,		
Home Mortgage, Capital Appreciation, Series A, FHA Insured, zero cpn., 8/01/16	$ 335,000	$ 197,057
Home Mortgage, Series K, 4.75%, 8/01/36	5,000,000	3,940,600
Home Mortgage, Series N, AMBAC Insured, 6.30%, 8/01/31	1,970,000	1,936,569
MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37	1,235,000	1,235,000
MFHR III, Series B, NATL Insured, 5.50%, 8/01/39	11,950,000	10,063,334
California Infrastructure and Economic Development Bank Revenue,		
Bay Area Toll Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	5,000,000	5,586,000
Bay Area Toll Bridges, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/29	50,985,000	57,119,005
Kaiser Hospital Assistance I LLC, Series B, 5.50%, 8/01/31	10,000,000	9,367,100
Kaiser Hospital Assistance II LLC, Series A, 5.55%, 8/01/31	34,000,000	32,056,560
California Municipal Finance Authority COP,		
5.375%, 2/01/29	10,000,000	8,679,200
5.50%, 2/01/39	13,250,000	10,759,265
Community Hospitals of Central California, 5.25%, 2/01/37	37,100,000	29,316,791
Community Hospitals of Central California, 5.25%, 2/01/46	90,650,000	68,638,367
California PCFA, PCR,		
Pacific Gas and Electric Co., Refunding, Series A, NATL Insured, 5.35%, 12/01/16	31,500,000	32,141,970
San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21	32,535,000	32,546,062
California State Department of Veteran Affairs Home Purchase Revenue,		
Series A, 5.20%, 12/01/27	17,110,000	16,902,456
Series B, 5.20%, 12/01/28	3,620,000	3,554,152
California State Department of Water Resources Power Supply Revenue, Series A, Pre-Refunded, 5.375%, 5/01/22	20,000	21,287
California State Department of Water Resources Water System Revenue, Central Valley Project,		
Refunding, Series Y, NATL RE, FGIC Insured, 5.00%, 12/01/25	19,725,000	20,176,702
Series Y, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25	275,000	300,688
California State GO,		
6.00%, 5/01/24	2,565,000	2,612,376
5.125%, 4/01/25	3,500,000	3,528,385
5.20%, 4/01/26	13,500,000	13,600,035
5.25%, 4/01/27	5,000	5,033
5.25%, 4/01/34	20,000	19,027
5.00%, 8/01/34	48,000,000	44,096,160
5.25%, 11/01/40	69,685,000	64,200,094
AGMC Insured, 5.50%, 4/01/19	540,000	547,981
AGMC Insured, 5.50%, 3/01/20	415,000	420,212
AMBAC Insured, 5.90%, 3/01/25	210,000	212,657
AMBAC Insured, 5.00%, 4/01/31	20,000	19,123
AMBAC Insured, Pre-Refunded, 5.00%, 4/01/31	29,980,000	33,615,675
FGIC Insured, 6.00%, 8/01/19	905,000	915,969
FGIC Insured, 5.625%, 10/01/26	6,345,000	6,365,939
NATL Insured, 6.00%, 8/01/24	990,000	999,959
Pre-Refunded, 5.25%, 4/01/27	4,995,000	5,637,507
Pre-Refunded, 5.25%, 2/01/29	310,000	322,747
Pre-Refunded, 5.25%, 4/01/29	5,580,000	6,297,755

24 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State GO, (continued)
Pre-Refunded, 5.25%, 2/01/30	$140,000	$145,757
Pre-Refunded, 5.25%, 4/01/34	19,980,000	22,550,027
Refunding, 5.625%, 9/01/24	255,000	257,698
Refunding, 5.25%, 2/01/29	33,690,000	33,731,482
Refunding, 5.25%, 2/01/30	29,860,000	29,610,968
Refunding, 5.25%, 4/01/32	165,000	160,100
Refunding, Series BR, 5.30%, 12/01/29	13,000,000	13,043,550
Various Purpose, 5.125%, 4/01/24	7,500,000	7,594,125
Various Purpose, 5.25%, 12/01/26	145,000	146,331
Various Purpose, 6.00%, 4/01/38	57,130,000	58,290,310
Various Purpose, 6.00%, 11/01/39	100,000,000	102,007,000
Various Purpose, Pre-Refunded, 5.25%, 12/01/26	12,770,000	14,472,879
Various Purpose, Refunding, 5.00%, 6/01/32	26,000,000	24,216,920
Various Purpose, Refunding, 6.00%, 3/01/33	25,000,000	25,940,500
Various Purpose, Refunding, 5.25%, 3/01/38	59,045,000	54,644,967
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	24,088,500
Various Purpose, Refunding, AGMC Insured, 5.00%, 6/01/32	20,000,000	19,021,200
Various Purpose, Refunding, NATL Insured, 5.00%, 6/01/37	15,085,000	13,371,646
California State Local Government Finance Authority Revenue, Marin Valley Mobile, Series A,
AGMC Insured, 5.85%, 10/01/27	5,955,000	5,968,041
California State Municipal Finance Authority Revenue, Eisenhower Medical Center, Series A,
5.75%, 7/01/40	7,000,000	5,992,980
California State Public Works Board Lease Revenue,
California Science Center, Series A, 5.25%, 10/01/22	8,645,000	8,644,741
Department of Corrections, Series C, 5.00%, 6/01/24	12,225,000	11,970,475
Department of Corrections, Series C, 5.00%, 6/01/25	4,810,000	4,607,162
Department of Corrections, Series C, 5.25%, 6/01/28	25,475,000	23,751,616
Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25	12,000,000	11,551,320
Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29	56,500,000	51,742,700
Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19	7,500,000	7,515,525
Variable Capital Projects, Sub-Series A-1, 5.50%, 3/01/25	8,700,000	8,742,108
Various California Community Colleges Projects, Refunding, Series A, 5.90%, 4/01/17	8,320,000	8,341,050
Various Capital Projects, Series A, Sub-Series A-1, 6.00%, 3/01/35	10,000,000	10,013,000
Various Capital Projects, Series G-1, 5.75%, 10/01/30	100,000,000	98,049,000
Various Capital Projects, Series I, Sub Series I-1, 6.375%, 11/01/34	50,000,000	51,038,000
California State University Revenue, Systemwide,
Refunding, Series A, AGMC Insured, 5.00%, 11/01/34	3,000,000	2,674,440
Refunding, Series C, NATL Insured, 5.00%, 11/01/30	15,490,000	14,560,910
Series A, AGMC Insured, 5.00%, 11/01/29	10,000,000	9,740,000
Series C, NATL Insured, 5.00%, 11/01/35	12,900,000	11,514,282
California Statewide CDA,
Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia Court, Series A,
Radian Insured, 4.60%, 2/01/37	5,010,000	3,605,747
COP, Children’s Hospital Los Angeles, 5.25%, 8/15/29	37,685,000	32,277,579
COP, NATL Insured, 5.00%, 4/01/18	7,000,000	6,799,100
COP, NATL Insured, 5.125%, 4/01/23	6,000,000	5,297,400
COP, Refunding, AGMC Insured, 5.50%, 8/15/31	9,000,000	8,880,030

Annual Report | 25

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA, (continued)
COP, The Internext Group, 5.375%, 4/01/17	$7,100,000	$7,100,355
COP, The Internext Group, 5.375%, 4/01/30	67,480,000	56,179,799
California Statewide CDA Revenue,
Catholic Healthcare West, Refunding, Series L, Assured Guaranty, 5.25%, 7/01/41	13,000,000	11,826,750
Catholic Healthcare West, Series A, 5.50%, 7/01/30	10,000,000	9,598,000
Catholic Healthcare West, Series E, 5.50%, 7/01/31	15,000,000	14,329,050
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.50%, 5/15/26	9,500,000	8,897,225
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/40	59,000,000	55,307,190
Cottage Health Obligation Group, 5.25%, 11/01/30	18,500,000	17,234,045
Cottage Health Obligation Group, 5.00%, 11/01/40	70,000,000	58,848,300
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24	6,000,000	5,354,940
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/30	5,000,000	3,897,100
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/35	13,900,000	10,997,819
Daughters of Charity Health, Refunding, Series A, 5.00%, 7/01/39	29,980,000	22,144,427
Daughters of Charity Health, Refunding, Series H, 5.25%, 7/01/25	3,545,000	3,049,976
East Campus Apartments LLC, Series A, ACA Insured, 5.50%, 8/01/22	11,000,000	10,639,310
East Campus Apartments LLC, Series A, ACA Insured, 5.625%, 8/01/34	25,000,000	22,666,750
Enloe Medical Center, California Mortgage Insured, 6.25%, 8/15/33	20,000,000	20,197,600
Enloe Medical Center, California Mortgage Insured, 5.75%, 8/15/38	36,500,000	33,804,840
Health Facility, Adventist Health, Series A, 5.00%, 3/01/30	6,300,000	5,473,062
Health Facility, Los Angeles Jewish Home for the Aging, California Mortgage Insured,
5.50%, 11/15/33	19,400,000	18,011,736
Health Facility, Memorial Health Services, Series A, 5.50%, 10/01/33	45,465,000	45,566,387
Henry Mayo Newhall Memorial Hospital, Series A, California Mortgage Insured, 5.00%,
10/01/37	5,000,000	4,130,750
Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27	22,000,000	20,191,820
Huntington Memorial Hospital, Refunding, 5.00%, 7/01/35	50,000,000	41,466,000
Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33	19,590,000	16,336,101
Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%, 4/01/31	10,000,000	9,561,600
Kaiser Permanente, Series A, 5.50%, 11/01/32	27,000,000	25,470,450
Kaiser Permanente, Series B, 5.00%, 3/01/41	39,980,000	33,049,067
Kaiser Permanente, Series B, 5.25%, 3/01/45	177,235,000	151,029,033
Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37	20,000,000	16,532,200
Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30	8,375,000	7,708,769
Methodist Hospital of Southern California Project, FHA Insured, 6.25%, 8/01/24	14,270,000	15,955,002
Methodist Hospital of Southern California Project, FHA Insured, 6.625%, 8/01/29	22,500,000	25,092,000
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	22,000,000	23,906,300
Mission Community, California Mortgage Insured, 5.375%, 11/01/21	7,670,000	7,767,869
Mission Community, California Mortgage Insured, 5.375%, 11/01/26	9,755,000	9,755,975
Refunding, California Mortgage Insured, 5.50%, 1/01/28	3,615,000	3,583,477
Series B, 5.625%, 8/15/42	51,000,000	47,965,500
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47	30,150,000	27,953,572
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	15,300,000	13,859,964
Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32	4,945,000	3,643,229
Sutter Health, Refunding, Series A, 5.00%, 11/15/43	103,300,000	86,854,640
Sutter Health, Series B, 5.25%, 11/15/48	15,000,000	12,869,400
Sutter Health, Series C, 5.00%, 11/15/38	23,925,000	20,452,525

26 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue COP,
Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
zero cpn., 8/01/11	$3,115,000	$3,108,490
CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, Pre-Refunded,
5.75%, 10/01/25	24,545,000	28,309,958
Southern California Development Corp., California Mortgage Insured, 6.10%,
12/01/15	1,280,000	1,284,378
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
Series A, AGMC Insured,
5.25%, 10/01/24	3,925,000	4,109,946
5.00%, 10/01/29	1,095,000	1,073,001
Pre-Refunded, 5.25%, 10/01/24	1,075,000	1,208,042
Pre-Refunded, 5.00%, 10/01/29	1,905,000	2,129,009
Camarillo Community Development Commission Tax Allocation, Camarillo Corridor Project,
Refunding, AMBAC Insured, 5.00%, 9/01/36	7,800,000	6,012,006
Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
10/01/33	5,000,000	4,468,750
Campbell USD,
GO, Series A, NATL RE, FGIC Insured, 5.00%, 8/01/28	5,205,000	5,274,695
GO, Series E, AGMC Insured, 5.00%, 8/01/29	6,260,000	6,286,480
Series B, NATL RE, FGIC Insured, zero cpn., 8/01/20	5,000,000	3,078,750
Series B, NATL RE, FGIC Insured, zero cpn., 8/01/21	6,280,000	3,579,788
Capistrano University School CFD Special Tax, Number 90-2 Talega,
5.875%, 9/01/33	5,730,000	5,228,396
6.00%, 9/01/33	7,100,000	6,581,274
Carlsbad USD, GO, zero cpn. to 5/01/19, 6.00% thereafter, 5/01/34	14,000,000	7,604,940
Centinela Valley UHSD, GO, Refunding, Series A, NATL Insured, 5.50%, 8/01/33	15,630,000	14,175,472
Cerritos Community College District GO, Election of 2004, Series B, NATL Insured, 5.00%,
8/01/31	16,580,000	16,453,495
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
5.00%, 11/01/22	6,675,000	6,165,431
Chabot-Las Positas Community College District GO,
Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/38	52,010,000	7,256,435
Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/39	54,045,000	6,997,206
Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/40	41,165,000	4,958,324
Election of 2004, Series B, AMBAC Insured, 5.00%, 8/01/31	11,500,000	10,679,015
Series B, AMBAC Insured, 5.00%, 8/01/30	17,330,000	16,317,755
Chaffey UHSD, GO,
Series B, NATL RE, FGIC Insured, 5.00%, 8/01/25	6,510,000	6,559,867
Series C, AGMC Insured, 5.00%, 5/01/27	6,980,000	7,049,451
Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project,
AMBAC Insured, 5.00%, 4/01/32	5,000,000	3,968,700
Chula Vista COP, Cops Phase I, NATL Insured, 5.00%, 3/01/34	10,360,000	8,518,303
Chula Vista IDR, San Diego Gas and Electric Co.,
Refunding, Series A, 5.875%, 2/15/34	17,500,000	18,029,375
Series A, 5.30%, 7/01/21	8,500,000	9,050,205
Series B, 5.50%, 12/01/21	14,000,000	14,610,960

Annual Report | 27

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Claremont RDA Tax Allocation, Consolidated Redevelopment Project, Refunding, 5.50%,
8/01/23	$4,950,000	$4,565,781
Colton Joint USD, GO, Election of 2001, Series B, NATL RE, FGIC Insured, 5.00%,
8/01/27	7,000,000	6,779,360
Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
Radian Insured, 5.125%, 8/01/35	7,705,000	5,953,654
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series B,
5.70%, 8/01/30	10,000,000	8,914,200
6.00%, 8/01/35	11,160,000	9,828,166
6.00%, 8/01/42	10,000,000	8,645,900
Compton Sewer Revenue, 6.00%, 9/01/39	11,775,000	11,415,509
Compton USD, GO, AMBAC Insured, 5.00%, 6/01/29	5,660,000	5,345,361
Contra Costa Community College District GO, Election of 2002, NATL RE, FGIC Insured,
5.00%, 8/01/26	11,700,000	11,871,171
Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, zero cpn.,
11/01/15	6,810,000	6,282,838
Corcoran Hospital District Revenue, Series A, California Mortgage Insured, 6.55%,
7/01/12	265,000	266,020
Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.40%, 9/01/35	7,140,000	6,009,024
Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding,
NATL Insured, 5.00%, 9/01/34	6,115,000	5,196,710
Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27	6,365,000	5,912,321
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan
Mobile Home Park Acquisition Project, senior bond, Refunding, Series A, 5.00%,
12/15/47	20,645,000	16,169,783
Delano UHSD, GO,
Election of 2005, Series A, XLCA Insured, 5.00%, 8/01/31	5,160,000	4,635,589
Refunding, Series A, NATL Insured, 5.15%, 2/01/32	8,520,000	7,343,218
Desert Community College District GO, Capital Appreciation Bonds, Series C, AGMC Insured,
zero cpn., 8/01/46	396,230,000	30,426,502
Desert Sands USD, GO, Election of 2001, AGMC Insured, Pre-Refunded, 5.00%,
6/01/29	16,425,000	18,460,550
Downey USD, GO, Election of 2002, Series C, AGMC Insured, Pre-Refunded, 5.00%,
2/01/30	4,860,000	5,346,826
Duarte COP, Refunding, Series A, 5.25%,
4/01/19	5,000,000	5,010,250
4/01/24	5,000,000	4,859,250
4/01/31	12,500,000	11,289,250
East Bay MUD Water System Revenue,
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 6/01/37	99,545,000	97,265,419
Series A, NATL Insured, 5.00%, 6/01/28	7,000,000	7,133,560
Series A, NATL Insured, 5.00%, 6/01/29	27,495,000	27,936,295
Series A, NATL Insured, 5.00%, 6/01/30	15,000,000	15,184,050
Series A, NATL Insured, 5.00%, 6/01/35	27,505,000	27,198,869
El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center Project,
California Mortgage Insured, 5.25%, 3/01/26	8,500,000	8,037,260

28 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Annual Report | 29

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

30 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Annual Report | 31

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

32 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Annual Report | 33

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Palmdale CRDA Tax Allocation, Merged Redevelopment Project Areas,		
Refunding, NATL Insured, 5.00%, 9/01/34	$ 6,980,000	$ 5,525,019
sub. lien, AMBAC Insured, 5.50%, 12/01/29	2,815,000	2,492,429
Palo Verde Community College District COP, AMBAC Insured, 5.50%, 1/01/37	21,000,000	19,078,710
Palomar Community College District GO, Convertible Capital Appreciation, Election of 2006, Series A, zero cpn. to 8/01/25, 6.20% thereafter, 8/01/39	69,160,000	24,102,260
Palomar Pomerado Health Care District COP, 6.75%, 11/01/39	30,000,000	28,933,200
Palomar Pomerado Health GO, Convertible Capital Appreciation, Election of 2004, Series A,		
Assured Guaranty, zero cpn. to 8/01/19, 7.00% thereafter, 8/01/38	36,000,000	21,349,080
zero cpn. to 8/01/20, 6.75% thereafter, 8/01/40	60,000,000	30,568,200
Peralta Community College District GO, Election of 2000, Series C, NATL Insured, 5.00%,		
8/01/31	4,105,000	3,869,455
8/01/34	6,920,000	6,315,884
Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31	5,000,000	4,791,200
Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23	19,095,000	11,290,301
Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21	4,545,000	4,578,588
Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23	2,185,000	2,188,125
Port of Oakland Revenue,		
Refunding, Series L, NATL RE, FGIC Insured, 5.375%, 11/01/27	4,440,000	4,067,440
Series L, NATL RE, FGIC Insured, Pre-Refunded, 5.375%, 11/01/27	560,000	600,130
Porterville COP, Infrastructure Financing Project, Refunding, AMBAC Insured, 5.00%,		
7/01/30	7,420,000	6,115,267
7/01/36	6,535,000	4,993,263
Poway USD, GO, NATL Insured, 5.00%, 8/01/27	5,020,000	5,081,093
Ramona USD, COP, Convertible Capital Appreciation Bonds, Refunding, NATL RE, FGIC Insured, zero cpn. to 5/01/12, 5.00% thereafter, 5/01/32	16,000,000	13,024,960
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,		
Pre-Refunded, 5.625%, 7/01/34	10,000,000	11,452,900
Refunding, Series A, 5.00%, 7/01/38	14,000,000	10,835,440
Series A, 5.00%, 7/01/47	60,000,000	44,574,600
Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn.,		
8/15/16	8,605,000	7,579,886
8/15/17	13,605,000	11,456,770
8/15/18	13,605,000	10,903,319
Redding California Electricity System Revenue COP, Series A, NATL RE, FGIC Insured, 5.00%, 6/01/35	12,725,000	10,995,163
Redondo Beach PFAR, Wastewater System Financing Project, Series A, NATL Insured, 5.00%, 5/01/34	5,060,000	4,794,603
Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37	13,525,000	11,989,236
Rialto USD, GO,		
Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/41	27,000,000	8,849,250
Series A, NATL RE, FGIC Insured, zero cpn., 6/01/19	13,985,000	9,020,045
Riverside Community College District GO, Election of 2004, Series C, NATL Insured, 5.00%, 8/01/32	6,930,000	6,665,828
Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,		
NATL Insured, zero cpn., 6/01/23	14,160,000	5,982,883
NATL Insured, zero cpn., 6/01/24	13,005,000	5,032,285
Series A, 6.50%, 6/01/12	13,660,000	13,890,444

34 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, NATL RE, FGIC Insured, 5.00%,		
11/01/30	$ 9,905,000	$ 9,084,074
11/01/36	6,345,000	5,412,222
Riverside County Flood Control and Water Conservation District Elsinore Valley AD, Zone 3, 7.875%,		
9/01/11	305,000	312,659
9/01/12	325,000	350,191
9/01/13	350,000	391,377
9/01/14	380,000	435,415
9/01/15	410,000	477,527
9/01/16	440,000	518,144
9/01/17	475,000	560,434
Riverside County PFA Tax Allocation Revenue, Redevelopment Projects, Refunding, Series A, XLCA Insured, 5.00%, 10/01/35	17,500,000	13,179,600
Riverside County PFA, COP,		
5.75%, 5/15/19	3,235,000	2,970,765
5.80%, 5/15/29	14,230,000	11,364,078
Riverside County SFMR, Capital Appreciation Mortgage,		
Series A, GNMA Secured, ETM, zero cpn., 9/01/14	20,220,000	19,314,346
Series A, GNMA Secured, ETM, zero cpn., 11/01/20	25,055,000	16,973,259
Series B, GNMA Secured, ETM, zero cpn., 6/01/23	26,160,000	15,430,999
Riverside Electric Revenue, Issue D, AGMC Insured, 5.00%, 10/01/33	10,000,000	9,633,900
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, AMBAC Insured, 5.00%, 9/01/36	10,090,000	8,262,600
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 7.00%, 9/01/39	8,865,000	8,853,298
Rocklin USD, GO,		
Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn., 9/01/11	5,145,000	5,122,979
Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn., 9/01/12	5,760,000	5,637,139
Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn., 9/01/16	33,960,000	28,032,961
Election of 2002, NATL RE, FGIC Insured, zero cpn., 8/01/25	8,160,000	3,311,736
Election of 2002, NATL RE, FGIC Insured, zero cpn., 8/01/26	8,695,000	3,219,585
Election of 2002, NATL RE, FGIC Insured, zero cpn., 8/01/27	9,080,000	3,105,088
Election of 2002, NATL RE, FGIC Insured, zero cpn., 8/01/28	16,615,000	5,239,374
Roseville City School District GO, Capital Appreciation, Series A, zero cpn.,		
8/01/11	3,115,000	3,104,502
8/01/17	30,770,000	23,067,038
Roseville Electric System Revenue COP, AGMC Insured, 5.00%,		
2/01/29	10,000,000	10,112,000
2/01/34	17,000,000	16,198,450
Roseville Joint UHSD,		
Capital Appreciation, Series A, zero cpn., 8/01/11	1,965,000	1,958,378
Capital Appreciation, Series A, zero cpn., 8/01/17	18,155,000	13,587,565
GO, Election of 2004, Series B, NATL RE, FGIC Insured, 5.00%, 8/01/30	8,375,000	8,251,971
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26	5,000,000	4,567,800
Rowland USD, GO, Series A, AGMC Insured, 5.00%, 8/01/31	17,715,000	17,359,460
Sacramento Area Flood Control Agency Revenue, Consolidated, Capital Assessment District, Series A, NATL RE, FGIC Insured, 5.00%, 10/01/37	8,715,000	8,215,108

Annual Report | 35

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Sacramento City Financing Authority Revenue,
Capital Improvement, AMBAC Insured, 5.00%, 12/01/33	$485,000	$420,849
Capital Improvement, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/33	7,035,000	7,788,167
Capital Improvement, Community Reinsurance Capital Program, Series A, AMBAC Insured,
5.00%, 12/01/31	16,915,000	14,877,081
Capital Improvement, Community Reinsurance Capital Program, Series A,
AMBAC Insured, 5.00%, 12/01/36	10,000,000	8,418,600
Master Lease Program Facilities, Refunding, Series E, AMBAC Insured, 5.25%,
12/01/30	19,000,000	17,579,180
Sacramento City USD, GO, Election of 1999, Series B, NATL RE, FGIC Insured, 5.00%,
7/01/30	5,250,000	5,110,403
Sacramento County Airport System Revenue,
PFC/Grant, Series C, Assured Guaranty, 5.75%, 7/01/39	5,000,000	5,020,050
senior bond, 5.00%, 7/01/40	9,000,000	7,859,790
senior bond, Series B, AGMC Insured, 5.25%, 7/01/39	20,000,000	16,545,400
Senior Series A, AGMC Insured, 5.00%, 7/01/41	10,000,000	8,589,700
Sacramento County Sanitation District Financing Authority Revenue,
County Sanitation District No. 1, NATL Insured, 5.00%, 8/01/30	11,900,000	11,935,819
Sacramento Regional County Sanitation District, NATL RE, FGIC Insured, 5.00%,
12/01/30	10,000,000	10,035,400
Sacramento Regional County Sanitation District, NATL RE, FGIC Insured, 5.00%,
12/01/36	61,095,000	58,288,907
Sacramento Regional County Sanitation District, Series A, AMBAC Insured, Pre-Refunded,
5.00%, 12/01/35	40,000,000	45,496,800
Sacramento MUD Electric Revenue,
Refunding, Series T, NATL RE, FGIC Insured, 5.00%, 5/15/30	9,095,000	8,726,925
Series N, NATL Insured, 5.00%, 8/15/28	63,500,000	62,554,485
Sacramento USD, COP, Refunding, NATL Insured, 5.00%, 3/01/31	6,000,000	5,521,440
Saddleback Valley USD, GO,
AGMC Insured, 5.00%, 8/01/27	4,680,000	4,709,531
AGMC Insured, 5.00%, 8/01/29	4,335,000	4,324,379
Election of 2004, Series A, NATL Insured, 4.50%, 8/01/30	5,250,000	4,581,045
Salida Area Public Facilities Financing Agency CFD No. 1988-1 Special Tax, Refunding,
AGMC Insured, 5.25%, 9/01/28	6,800,000	6,529,836
San Bernardino Community College District GO, Election of 2008, Series B, zero cpn.,
8/01/48	66,390,000	4,207,134
San Bernardino County COP, Medical Center Financing Project, Refunding, 5.00%,
8/01/26	13,045,000	12,018,750
San Bernardino County Housing Authority MFMR, Series A, GNMA Secured, 6.70%,
3/20/43	3,345,000	3,529,343
San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
Refunding, NATL Insured, 5.70%, 1/01/23	6,315,000	6,319,042
San Carlos School District GO, Election of 2005, Series A, NATL Insured, 5.00%,
10/01/26	5,070,000	5,142,805
10/01/30	9,820,000	9,557,708
San Diego Community College District GO, Election of 2002, Capital Appreciation, zero cpn.
to 8/01/19, 6.00% thereafter, 8/01/33	26,880,000	14,859,264
San Diego Country Regional Airport Authority, Refunding, Sub. Series A, 5.00%, 7/01/27	11,565,000	11,164,967

36 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Annual Report | 37

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

38 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

Annual Report | 39

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

40 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Upland COP, Refunding, 6.50%, 1/01/41	$34,130,000	$33,727,266
[a]Vacaville PFAR, Local Agency, 8.65%, 9/02/18	3,555,000	3,161,426
Vacaville USD, GO, Election of 2001, AMBAC Insured, 5.00%, 8/01/32	7,790,000	7,141,950
Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District, Series A, 5.80%,
9/01/31	4,175,000	3,726,021
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19	1,820,000	1,793,282
Victor Valley Joint UHSD, GO, Election of 2008, Series A, Assured Guaranty, 5.00%,
8/01/34	28,350,000	26,889,975
Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment
Project Area, 5.875%, 9/01/37	5,000,000	4,314,000
Vista USD, GO,
Election of 2002, Series C, AGMC Insured, 5.00%, 8/01/28	4,370,000	4,445,470
Series B, NATL RE, FGIC Insured, 5.00%, 8/01/28	6,000,000	6,087,540
Washington Township Health Care District Revenue,
Refunding, 5.25%, 7/01/29	6,500,000	5,876,390
Refunding, Series A, 5.00%, 7/01/37	7,000,000	5,649,210
Series A, 5.50%, 7/01/38	11,000,000	9,602,670
West Contra Costa USD, GO, Election of 2002, Series C, NATL RE, FGIC Insured, 5.00%,
8/01/34	11,605,000	9,883,166
West Covina PFA Lease Revenue, Big League Dreams Project, Series A, 5.00%,
6/01/30	4,200,000	3,834,096
6/01/36	5,045,000	4,331,637
West Kern Community College District COP, AMBAC Insured, 5.625%, 11/01/34	11,035,000	10,705,274
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%,
9/01/34	5,000,000	3,990,850
Western Placer Unified School COP, Refinancing Project, Series B, Assured Guaranty,
5.125%, 8/01/47	10,275,000	8,842,562
Westlands Water District Revenue COP,
NATL Insured, 5.00%, 9/01/26	13,150,000	12,737,484
NATL Insured, 5.00%, 9/01/34	13,500,000	11,823,570
Series A, NATL Insured, 5.00%, 9/01/30	6,250,000	5,757,125
Series A, NATL Insured, 5.00%, 9/01/31	7,490,000	6,783,393
Series A, NATL Insured, 5.00%, 9/01/35	6,910,000	5,967,683
Westminster School District GO, Election of 2008, Series A-1, Assured Guaranty, 5.00%,
8/01/34	18,980,000	17,578,137
Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, Pre-Refunded,
5.60%, 6/01/22	14,285,000	15,268,808
5.75%, 6/01/31	28,000,000	29,976,520
William S. Hart UHSD, GO, Series A, NATL Insured, 5.00%, 9/01/27	8,685,000	8,764,815
Yuba Community College District GO,
Capital Appreciation, Election of 2006, Series B, AMBAC Insured, zero cpn., 8/01/39	7,075,000	843,906
Election of 2006, Series A, AMBAC Insured, 5.00%, 8/01/46	24,080,000	21,502,236
Yucaipa Valley Water District Water System Revenue COP, Series A, NATL Insured, 5.00%,
9/01/29	10,100,000	9,609,342
9/01/34	12,765,000	11,268,176
		11,572,466,441

Annual Report | 41

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

42 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, (continued)
first sub., Series A, 5.375%, 8/01/39	$10,000,000	$9,114,800
first sub., Series A, 5.50%, 8/01/42	10,000,000	9,165,200
first sub., Series A, 6.00%, 8/01/42	8,000,000	7,888,000
first sub., Series C, 5.50%, 8/01/40	50,000,000	46,306,000
Series A, 5.25%, 8/01/57	10,000,000	9,581,500
		914,975,441
U.S. Virgin Islands 0.1%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A,
6.75%, 10/01/37	10,000,000	10,154,500
Total U.S. Territories (Cost $921,367,012)		925,129,941
Total Municipal Bonds before Short Term Investments
(Cost $13,326,297,802)		12,497,596,382
Short Term Investments 0.7%
Municipal Bonds 0.7%
California 0.7%
[c]California Health Facilities Financing Authority Revenue, Children’s Hospital Los Angeles,
Series B, Daily VRDN and Put, 0.25%, 7/01/42	1,625,000	1,625,000
[c]California Infrastructure and Economic Development Bank Revenue, Pacific Gas and
Electric Co., Refunding, Series A, Daily VRDN and Put, 0.20%, 11/01/26	21,945,000	21,945,000
[c]California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F, Daily VRDN and
Put, 0.17%, 11/01/26	2,800,000	2,800,000
[c]California State Economic Recovery GO,
Series C-3, Daily VRDN and Put, 0.17%, 7/01/23	2,200,000	2,200,000
Series C-4, Daily VRDN and Put, 0.17%, 7/01/23	3,200,000	3,200,000
[c]California State GO, Kindergarten, Series B3, Daily VRDN and Put, 0.16%, 5/01/34	4,750,000	4,750,000
[c]California Statewide CDA Revenue,
John Muir Health, Refunding, Series C, Daily VRDN and Put, 0.20%, 8/15/27	900,000	900,000
Los Angeles County Museum of Art Project, Refunding, Series D, Daily VRDN and Put,
0.17%, 12/01/34	13,445,000	13,445,000
[c]Irvine 1915 Act Special Assessment, Limited Obligation, AD No. 93-14, Daily VRDN and Put,
0.20%, 9/02/25	3,900,000	3,900,000
[c]Metropolitan Water District of Southern California Water Revenue, Series C-2, Daily VRDN
and Put, 0.18%, 7/01/36	27,800,000	27,800,000
[c]Metropolitan Water District of Southern California Waterworks Revenue, Refunding,
Series B-3, Daily VRDN and Put, 0.17%, 7/01/35	2,200,000	2,200,000
[c]Southern California Pubic Power Authority Revenue, Mead-Phoenix Project, Refunding,
Series A, Daily VRDN and Put, 0.20%, 7/01/20	8,540,000	8,540,000
Total Short Term Investments (Cost $93,305,000)		93,305,000
Total Investments (Cost $13,419,602,802) 98.9%		12,590,901,382
Other Assets, less Liabilities 1.1%		134,123,192
Net Assets 100.0%		$12,725,024,574

Annual Report | 43

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2011 (continued)

See Abbreviations on page 56.

[a]Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2011, the aggregate value of these securities was $7,553,734, representing
0.06% of net assets.
[b]Security purchased on a when-issued basis. See Note 1(b).
[c]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

44 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Financial Statements

Statement of Assets and Liabilities
March 31, 2011

Assets:
Investments in securities:
Cost	$13,419,602,802
Value	$12,590,901,382
Cash	4,697,829
Receivables:
Investment securities sold	2,718,343
Capital shares sold	7,681,621
Interest	169,783,393
Other assets	5,037
Total assets	12,775,787,605
Liabilities:
Payables:
Investment securities purchased	19,507,100
Capital shares redeemed	22,234,191
Affiliates	7,785,724
Accrued expenses and other liabilities	1,236,016
Total liabilities	50,763,031
Net assets, at value	$12,725,024,574
Net assets consist of:
Paid-in capital	$13,507,644,622
Undistributed net investment income	48,993,632
Net unrealized appreciation (depreciation)	(828,701,420)
Accumulated net realized gain (loss)	(2,912,260)
Net assets, at value	$12,725,024,574

Annual Report | The accompanying notes are an integral part of these financial statements. | 45

Franklin California Tax-Free Income Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
March 31, 2011

46 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2011

Investment income:
Interest	$752,116,315
Expenses:
Management fees (Note 3a)	62,751,098
Distribution fees: (Note 3c)
Class A	11,750,852
Class B	317,926
Class C	7,463,506
Transfer agent fees (Note 3e)	3,832,395
Custodian fees	192,414
Reports to shareholders	229,238
Registration and filing fees	124,292
Professional fees	183,798
Trustees’ fees and expenses	147,684
Other	934,382
Total expenses	87,927,585
Net investment income	664,188,730
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	49,738,031
Net change in unrealized appreciation (depreciation) on investments	(955,651,438)
Net realized and unrealized gain (loss)	(905,913,407)
Net increase (decrease) in net assets resulting from operations	$(241,724,677)

Annual Report | The accompanying notes are an integral part of these financial statements. | 47

Franklin California Tax-Free Income Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended March 31,
	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$664,188,730	$664,386,756
Net realized gain (loss) from investments	49,738,031	(28,347,245)
Net change in unrealized appreciation (depreciation) on investments	(955,651,438)	1,194,133,721
Net increase (decrease) in net assets resulting from operations	(241,724,677)	1,830,173,232
Distributions to shareholders from:
Net investment income:
Class A	(588,981,646)	(606,199,769)
Class B	(2,091,196)	(4,694,465)
Class C	(47,388,785)	(42,048,530)
Advisor Class	(20,221,100)	(15,717,798)
Total distributions to shareholders	(658,682,727)	(668,660,562)
Capital share transactions: (Note 2)
Class A	(758,847,580)	110,543,512
Class B	(47,144,926)	(69,963,859)
Class C	(23,719,812)	215,616,653
Advisor Class	83,183,801	143,840,175
Total capital share transactions	(746,528,517)	400,036,481
Net increase (decrease) in net assets	(1,646,935,921)	1,561,549,151
Net assets:
Beginning of year	14,371,960,495	12,810,411,344
End of year	$12,725,024,574	$14,371,960,495
Undistributed net investment income included in net assets:
End of year	$48,993,632	$40,270,521

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the

Annual Report | 49

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Securities Purchased on a When-Issued Basis (continued)

Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of March 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S.

50 | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Insurance (continued)

government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2011		2010
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	162,156,879	$1,128,619,995	192,907,901	$1,312,091,630
Shares issued in reinvestment
of distributions	52,598,402	365,885,754	54,841,468	370,793,757
Shares redeemed	(329,017,010)	(2,253,353,329)	(231,184,997)	(1,572,341,875)
Net increase (decrease)	(114,261,729)	$(758,847,580)	16,564,372	$110,543,512
Class B Shares:
Shares sold	57,260	$404,117	186,290	$1,262,427
Shares issued in reinvestment
of distributions	207,793	1,452,628	480,914	3,231,108
Shares redeemed	(7,025,202)	(49,001,671)	(10,982,896)	(74,457,394)
Net increase (decrease)	(6,760,149)	$(47,144,926)	(10,315,692)	$(69,963,859)

Annual Report | 51

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended March 31,
	2011		2010
	Shares	Amount	Shares	Amount
Class C Shares:
Shares sold	35,109,660	$246,007,825	52,194,739	$355,987,802
Shares issued in reinvestment
of distributions	4,683,397	32,566,983	4,332,171	29,299,082
Shares redeemed	(44,403,548)	(302,294,620)	(24,924,683)	(169,670,231)
Net increase (decrease)	(4,610,491)	$(23,719,812)	31,602,227	$215,616,653
Advisor Class Shares:
Shares sold	37,327,481	$256,924,701	29,620,760	$199,953,550
Shares issued in reinvestment
of distributions	1,609,669	11,184,245	1,376,443	9,322,400
Shares redeemed	(27,012,641)	(184,925,145)	(9,571,362)	(65,435,775)
Net increase (decrease)	11,924,509	$83,183,801	21,425,841	$143,840,175

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Advisers, Inc. (Advisers)

Franklin Templeton Services, LLC (FT Services)

Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

52 | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended March 31, 2011, the Fund paid transfer agent fees of $3,832,395, of which $2,197,973 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2011, the Fund had tax basis capital losses of $108,014 expiring in 2018. During the year ended March 31, 2011, the Fund utilized $42,391,374 of capital loss carryforwards.

Annual Report | 53

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

The tax character of distributions paid during the years ended March 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from tax exempt
income	$658,682,727	$668,660,562

At March 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$13,411,814,923

Unrealized appreciation	$298,937,610
Unrealized depreciation	(1,119,851,151)
Net unrealized appreciation (depreciation)	$(820,913,541)

Undistributed tax exempt income	$37,531,755
Undistributed ordinary income	869,755
Distributable earnings	$38,401,510

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts, non-deductible expenses and regulatory settlements.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2011, aggregated $1,019,415,260 and $1,531,297,469, respectively.

6. CREDIT RISK

At March 31, 2011, the Fund had 6.7% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and

U.S. territories. In addition, investments in these securities are sensitive to interest rate changes
54 | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

7. CONCENTRATION OF RISK (continued)

and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended March 31, 2011, the Fund did not use the Global Credit Facility.

9. REGULATORY AND LITIGATION MATTERS

During the year ended March 31, 2011, the Fund received $1,091,030 resulting from a settlement between the U.S. Securities and Exchange Commission and Advisers relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended March 31, 2005 through March 31, 2008. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Annual Report | 55

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

10. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2011, all of the Fund’s investments in securities carried at fair value were in Level 2 inputs.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

1915 Act	- Improvement Bond Act of 1915	HFAR	- Housing Finance Authority Revenue
ABAG	- The Association of Bay Area Governments	IDR	-IndustrialDevelopment Revenue
ACA	- American Capital Access Holdings Inc.	MBS	- Mortgage-Backed Security
AD	- Assessment District	MFHR	- Multi-Family Housing Revenue
AGMC	- Assured Guaranty Municipal Corp.	MFMR	- Multi-Family Mortgage Revenue
AMBAC	- American Municipal Bond Assurance	MUD	-MunicipalUtility District
	Corp.	NATL	- National Public Financial Guarantee
BART	- Bay Area Rapid Transit		Corp.
BHAC	- Berkshire Hathaway Assurance Corp.	NATL RE	- National Public Financial Guarantee
CDA	- Community Development		Corp. Reinsured
	Authority/Agency	PBA	- Public Building Authority
CFD	- Community Facilities District	PCFA	- Pollution Control Financing Authority
CHFCLP	- California Health Facilities Construction	PCR	- Pollution Control Revenue
	Loan Program	PFA	- Public Financing Authority
COP	- Certificate of Participation	PFAR	- Public Financing Authority Revenue
CRDA	- Community Redevelopment	RDA	- Redevelopment Agency/Authority
	Authority/Agency	RMR	- Residential Mortgage Revenue
ETM	- Escrow to Maturity	SFHMR	-SingleFamily Home Mortgage Revenue
FGIC	-FinancialGuaranty Insurance Co.	SFMR	-SingleFamily Mortgage Revenue
FHA	- Federal Housing Authority/Agency	UHSD	-Unified/UnionHigh School District
FICO	-FinancingCorp.	USD	-Unified/UnionSchool District
GNMA	- Government National Mortgage	XLCA	- XL Capital Assurance
Association
GO	-GeneralObligation

56 | Annual Report

Franklin California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund (the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2011

Annual Report | 57

Franklin California Tax-Free Income Fund

Tax Designation (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code , the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2011. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2012, shareholders will be notified of amounts for use in preparing their 2011 income tax returns.

58 | Annual Report

Franklin California Tax-Free Income Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report | 59

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

60 | Annual Report

Principal Occupation During Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Annual Report | 61

Principal Occupation During Past 5 Years:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

62 | Annual Report

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Prior to March 31, 2011, Frank W.T. LaHaye ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 63

Franklin California Tax-Free Income Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund

64 | Annual Report

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended December 31, 2010, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of its performance universe and on an annualized basis to be in the highest or best performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be above the median of the performance universe, and on an annualized basis to be in either the highest or second-highest quintile of such universe for the previous three-, five- and 10-year periods. The Board expressed its satisfaction with the Fund’s performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information

Annual Report | 65

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund’s contractual investment management fee rate to be within 1.1 basis points of its Lipper expense group median, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly

66 | Annual Report

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund’s net assets were approximately $13.6 billion at December 31, 2010, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Annual Report | 67

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

68 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin California Tax-Free Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

112 A 05/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

2

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $94,815 for the fiscal year ended March 31, 2011 and $100,918 for the fiscal year ended March 31, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $60,000 for the fiscal year ended March 31, 2011 and $2,000 for the fiscal year ended March 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments, and derivative instruments.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $5,566 for the fiscal year ended March 31, 2011 and $0 for the fiscal year ended March 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $139,234 for the fiscal year ended March 31, 2011 and $0 for the fiscal year ended March 31, 2010. The services for

3

which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $204,800 for the fiscal year ended March 31, 2011 and $2,000 for the fiscal year ended March 31, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4

Item 5. Audit Committee f Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.	The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment
Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on
Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the
Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the
Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date

5

of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date	May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date	May 26, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	May 26, 2011